UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009
LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
On April 22, 2009, the management and the Board of Directors of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), determined that the Company’s financial statements contained in its Report on Form 10-QSB for the three months ended December 31, 2008, could no longer be relied upon because of duplicate posting of certain sales invoices and for failure to accrue certain expenses related to the quarter.
The dollar amount of the duplicate posting was $113,083, resulting in sales being overstated by that amount. The duplicate posting occurred as a result of the software vendor correcting a software error, which has now been addressed to prevent the reoccurrence of duplicate postings in the future.
The dollar amount of the corresponding cost of sales was $29,791, resulting in cost of sales being overstated by that amount.
There were three items not recorded in December resulting in cost of sales, payroll expenses, and G & A expenses being understated by a total of $47,752.
Net income will decrease by $131,044 with no change in earnings per share.
The Board of Directors and the Company’s Chief Financial Officer have discussed the restatement with the Company’s registered independent accounting firm.
The Company intends to amend its Report on Form 10-QSB for the three months ended December 31, 2008, within the next 10 days. The above numbers are subject to change.
A news release announcing this matter is furnished as Exhibit 99.1 and incorporated by reference herein. The information in this Item 4.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
This Current Report on Form 8-K contains forward-looking statements regarding charges that the Company may incur and are indicated by words such as “intends” and other similar words or phrases. Actual events or results may differ materially from those described herein. Among the important factors that could cause future events or results to vary are risks arising from the possibility that the final accounting and valuation of the assets involved could vary from the estimates set forth herein. Additional factors that might affect these forward-looking statements are described in filings with the SEC such as the Company’s most recent Forms 10-K and 10-Q.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on April 24, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: April 24, 2009	/s/ Mark A. Libratore
Mark A. Libratore, President

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